EXHIBIT 99.1

Listed on the New York Stock Exchange (CLP)	NEWS RELEASE

FOR IMMEDIATE RELEASE

COLONIAL PROPERTIES TRUST
REPORTS SECOND QUARTER 2003 EARNINGS

BIRMINGHAM, Ala., July 28, 2003—Colonial Properties Trust (NYSE: CLP) (the “Company”) today reported earnings of $6.9 million or $0.28 per fully diluted share (EPS) for the second quarter 2003; for the same period in 2002, EPS was $0.97. Year-to-date, fully diluted earnings per share were $0.79 in 2003 as compared to $1.58 for the same period in 2002. A significant portion of the decrease in earnings per share was attributable to the gains recognized on asset sales in 2002. Asset sales are a recurring part of the company’s strategy; the timing and amount of these asset sales fluctuate from quarter to quarter and year to year.

Funds from operations (FFO) for the second quarter were $31.4 million, or $0.90 per fully diluted share/unit, compared to $30.4 million, or $0.91 per fully diluted share/unit for the same period a year ago. On a year-to-date basis, FFO per share/unit was $1.77 in 2003 as compared to $1.80 for the same period in 2002. A reconciliation from net income available to common shareholders to funds from operations is provided in the attached tables.

Total divisional net operating income was up 5.9 percent for the quarter. On a same-property basis, the multifamily, office and retail divisions posted net operating income results of 4.7 percent decrease, 6.1 percent decrease and 4.4 percent decrease, respectively, for the quarter. Occupancies at the end of the period for the Company’s stabilized properties were 93.6 percent, 91.2 percent and 87.5 percent for the multifamily, office and retail divisions, respectively. A reconciliation of total divisional net operating income to income from continuing operations before discontinued operations is provided in the attached tables.

“While same-property growth remains challenged in the current stalled economic environment, net operating income for the Company’s total real estate portfolio has grown 5.9 percent,” stated Thomas H. Lowder, chairman and chief executive officer. “Our overall growth reflects the Company’s pro-active investment activities, re-weighting our portfolio into mixed use opportunities in Orlando and Birmingham.”

Investment and Disposition Activities

During the second quarter, the Company sold outparcels adjacent to Colonial Mall Auburn-Opelika; proceeds were approximately $2.1 million.

The Company’s current development pipeline is primarily the expansion or redevelopment of existing projects, weighted towards the redevelopment of several of the Company’s retail properties.

“Our retail redevelopment efforts are focused on strengthening the anchor tenants in those properties,” stated C. Reynolds Thompson, chief operating officer. “New anchors for some of our retail development properties include a Bass Pro Shops in Colonial Mall Myrtle Beach, a new Publix in our Old Springville property, and a new Belk’s in Colonial Mall Auburn-Opelika.”

For additional details of the Company’s disposition and investment activities, see the Company’s detailed Supplemental Financial Highlights available on the Company’s website.

Financing Activities

Early in the second quarter, the Company’s operating partnership Colonial Realty Limited Partnership closed on a 6.15% 10-year $125 million senior unsecured notes offering.

Additionally, the Company redeemed its $125 million 8.75% Series A Cumulative Redeemable Preferred Shares with a new preferred issue. The new issue of $125 million 8.125% Series D Cumulative Redeemable Preferred Shares, closed on April 30, 2003 and will pay its first dividend July 31, 2003.

Listed on the New York Stock Exchange (CLP)	NEWS RELEASE

In June, the Company closed on a $72.5 million secondary offering of the Company’s common shares, issuing 2.11 million shares. Proceeds of the offering were used to pay down outstandings under the Company’s revolving line of credit.

“Our recent financing activities well-positioned the Company’s balance sheet for future investment opportunities as the economy begins to recover,” said Howard B. Nelson, Jr., chief financial officer.

Guidance

The Company’s guidance for the year was updated based on the recent common equity issue. The current annual FFO guidance remains unchanged as follows:

	Range

Fully Diluted Earnings Per Share	$1.45	$1.59
Plus: Real Estate Depreciation & Amortization	2.54	2.54
Less: Gain on Sale of Assets	(0.42)	(0.42)

Fully Diluted Funds from Operations per Share	$3.57	$3.71

SEC Comments

In connection with a review of a Registration Statement of the Company’s operating partnership, Colonial Realty Limited Partnership, filed with the Securities and Exchange Commission (SEC), the staff of the SEC has commented on certain matters applicable to the operating partnership’s Annual Report on Form 10-K for the year ended December 31, 2002. The comments include a request for information concerning the allocation of the purchase price of operating properties to tangible and intangible assets under Statement of Financial Accounting Standard No. 141, Business Combinations. Specifically, the SEC has requested information related to the Company’s methodology for allocating a portion of these purchase prices to customer and tenant relationships and other lease-related intangible assets. The Company is currently in discussions with the staff of the SEC, and no final determinations will be made until conclusion of those discussions. However, it is possible that net income and net income per common share could be negatively impacted. Management does not anticipate these adjustments, if any, will impact cash flows, funds from operations or funds from operations per share.

Conference Call and Supplemental Materials

The Company will hold its quarterly conference call Tuesday, July 29th at 1:00 pm central time. The call will include a review of the Company’s second quarter performance and discussion of the Company’s strategy and current expectations for the future.

To participate, dial 1-877-500-9123. As with previous calls, a replay will be available for one week, by dialing 800-642-1687; the Conference ID will be 1533273. Access to the live call and a replay will be available through the Company’s website at www.colonialprop.com under “Investor Relations: Shareholder Information”.

The Company produces a supplemental information package that provides detailed information regarding operating performance, investing activities and the Company’s overall financial position. For a copy of the Company’s detailed Supplemental Financial Highlights, please visit the Company’s website at www.colonialprop.com under the “Investor Relations: Financial Reporting” tab or contact Investor Relations at 800-645-3917.

Company Summary

Colonial Properties Trust is a diversified REIT that, through its subsidiaries, owns a portfolio of multifamily, office and retail properties where you live, work and shop in Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee, Texas and Virginia. Colonial Properties Trust performs development, acquisition, management, leasing and brokerage services for its portfolio and properties owned by third parties. Colonial Properties Trust is a diversified REIT, which has a total market capitalization of $2.8 billion. The cornerstone of Colonial Properties’ success is its live, work and shop diversified investment strategy. The Company manages or leases19,500 apartment units, 6.5 million square feet of office space and 15.6 million square feet of retail shopping

Listed on the New York Stock Exchange (CLP)	NEWS RELEASE

space. In 2003, the National Association of Industrial and Office Properties (NAIOP) named Colonial Properties Trust “National Developer of the Year”. Additional information on Colonial Properties Trust is available on the Internet at www.colonialprop.com. The Company, headquartered in Birmingham, Ala., is listed on the New York Stock Exchange under the symbol “CLP” and is included in the S&P SmallCap 600 Index.

Forward Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this news release contains forward-looking statements regarding Company and property performance, and is based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which Colonial Properties operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

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Contact:	Sandra Lee Robertson, Senior Vice President - Finance, 205.250.8788 Linda S. Geiss, Vice President - Media Relations, 205.250.8768

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2003

BALANCE SHEET

	As of	As of
($ in 000s)	6/30/2003	12/31/2002

ASSETS
Real Estate Investments
Operating Properties	$2,288,561	$2,298,242
Undeveloped Land & Construction in Progress	98,896	82,520

Total Real Estate, before Depreciation	2,387,457	2,380,762
Less: Accumulated Depreciation	(386,518)	(351,164)

Net Real Estate Development	2,000,939	2,029,598
Cash and Equivalents	1,794	6,236
Restricted Cash	1,921	1,481
Accounts Receivable, net	7,517	10,395
Notes Receivable	1,458	1,307
Prepaid Expenses	5,942	7,581
Deferred Debt and Lease Costs	23,456	23,157
Investment in Unconsolidated Subsidiaries	34,716	36,265
Other Assets	12,931	13,836

Total Assets	$2,090,674	$2,129,856

LIABILITIES
Long-Term Liabilities
Payable to Banks	$32,860	$208,270
Notes and Mortgages Payable	1,119,206	1,053,923

Total Long-Term Liabilities	1,152,066	1,262,193
Other Liabilities	59,817	55,566

Total Liabilities	1,211,883	1,317,759
MINORITY INTEREST & EQUITY
Preferred Shares and Units, at Liquidation Value
Series A 8 3/4%, Preferred Shares	—	125,000
Series B 8 7/8%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	—

Total Preferred Shares and Units, at Liquidation Value	275,000	275,000
Common Equity, including Minority Interest	603,791	537,097

Total Equity, including Minority Interest	878,791	812,097

Total Liabilities and Equity	$2,090,674	$2,129,856

SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	6/30/2003	12/31/2002

Basic
Shares	25,882	22,850
Operating Partnership Units (OP Units)	10,420	10,788

Total Shares & OP Units	36,302	33,638
Dilutive Common Share Equivalents	204	254
Diluted
Shares	26,086	23,104
Total Shares & OP Units	36,506	33,892

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2003

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended

($ in 000s, except per share data)	6/30/2003	6/30/2002		6/30/2003	6/30/2002

Revenue
Minimum Rent	$65,663	$61,830	6.2%	$130,867	$123,312	6.1%
Percentage Rent	601	672	-10.6%	1,172	1,139	2.9%
Tenant Recoveries	10,301	10,308	-0.1%	20,566	20,246	1.6%
Other Property Related Revenue	6,650	4,536	46.6%	11,771	8,767	34.3%
Other Non-Property Related Revenue	1,608	1,889	-14.9%	2,707	3,653	-25.9%

Total Revenue	84,823	79,235	7.1%	167,083	157,117	6.3%
Operating Expenses
Property Operating Expenses:
General Operating Expenses	5,944	5,400	10.1%	11,719	10,683	9.7%
Salaries and Benefits	3,872	3,850	0.6%	7,519	7,638	-1.6%
Repairs and Maintenance	8,876	7,829	13.4%	17,115	14,939	14.6%
Taxes, Licenses, and Insurance	7,902	7,296	8.3%	15,847	14,843	6.8%

Total Property Operating Expenses	26,594	24,375	9.1%	52,200	48,103	8.5%
General and Administrative	5,262	4,472	17.7%	10,065	8,277	21.6%
Depreciation	20,112	17,245	16.6%	39,607	34,676	14.2%
Amortization	1,958	2,025	-3.3%	3,940	4,104	-4.0%

Total Operating Expenses	53,926	48,117	12.1%	105,812	95,160	11.2%

Income from Operations	30,897	31,118	-0.7%	61,271	61,957	-1.1%
Other Income (Expense)
Interest Expense	(17,184)	(15,223)	12.9%	(33,760)	(30,985)	9.0%
Income from Investments	5	57	-91.2%	90	401	-77.6%
Loss on Hedging Activities	(79)	—		(316)	(7)	4414.3%
Gain on Sale of Property	2,277	22,304	-89.8%	2,307	32,112	-92.8%
Other	167	32	421.9%	349	—

Total Other Expense	(14,814)	7,170	-306.6%	(31,330)	1,521	-2159.8%

Income before Minority Interest & Discontinued Operations	16,083	38,288	-58.0%	29,941	63,478	-52.8%
Minority Interest
Minority Interest in CRLP - Preferred	(2,218)	(2,218)	0.0%	(4,438)	(4,438)	0.0%
Minority Interest in CRLP - Common	(2,971)	(10,813)	-72.5%	(5,210)	(17,350)	-70.0%

Total Minority Interest	(5,189)	(13,031)	-60.2%	(9,648)	(21,788)	-55.7%

Income from Continuing Operations	10,894	25,257	-56.9%	20,293	41,690	-51.3%
Discontinued Operations
Income from Discontinued Operations	—	613	-100.0%	246	1,162	-78.8%
Gain on Disposal of Discontinued Operations	—	—		9,627	—
Minority Interest in Discontinued Operations	—	(206)	-100.0%	(3,272)	(394)	730.5%

Income from Discontinued Operations	—	407	-100.0%	6,601	768	759.5%

Net Income	10,894	25,664	-57.6%	26,894	42,458	-36.7%

Dividends to Preferred Shareholders	(3,973)	(3,890)	2.1%	(7,863)	(7,781)	1.1%

Net Income Available to Common Shareholders	$6,921	$21,774	-68.2%	$19,031	$34,677	-45.1%

Earnings per Share - Basic
Continuing Operations	$0.28	$0.97	-71.1%	$0.52	$1.56	-66.7%
Discontinued Operations	—	0.02	-100.0%	0.28	0.04	600.0%

EPS - Basic	$0.28	$0.99	-71.7%	$0.80	$1.60	-50.0%

Earnings per Share - Diluted
Continuing Operations	$0.28	$0.96	-70.8%	$0.52	$1.54	-66.2%
Discontinued Operations	—	0.02	-100.0%	0.28	0.03	833.3%

EPS - Diluted	$0.28	$0.97	-71.1%	$0.79	$1.58	-50.0%

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2003

SECOND QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended			Six Months Ended

($ in 000s, except per share data)	6/30/2003	6/30/2002		6/30/2003	6/30/2002

Net Income Available to Common Shareholders	$6,921	$21,774	-68.2%	$19,031	$34,677	-45.1%
Minority Interest in CRLP (Operating Ptr Unitholders)	2,971	11,019	-73.0%	8,482	17,744	-52.2%

Total	9,892	32,793	-69.8%	27,513	52,421	-47.5%
Adjustments - Consolidated Properties
Depreciation - Real Estate	19,806	17,286	14.6%	39,187	34,832	12.5%
Amortization - Real Estate	1,018	1,085	-6.2%	2,143	2,249	-4.7%
Remove: Gain/(Loss) on Sale of Property	(2,277)	(22,304)	-89.8%	(11,934)	(32,112)	-62.8%
Include: Gain/(Loss) on Sale of Undepreciated Property	2,004	228	778.9%	2,155	228	845.2%
Straight-Line Rents (Prior to 2003)	—	(439)	-100.0%	—	(781)	-100.0%
Marketing Fees (Prior to 2003)	—	1,167	-100.0%	—	1,658	-100.0%

Total Adjustments - Consolidated	20,551	(2,977)	-790.3%	31,551	6,074	419.4%
Adjustments - Unconsolidated Properties
Depreciation - Real Estate	942	603	56.2%	1,882	1,196	57.4%
Amortization - Real Estate	23	6	283.3%	55	11	400.0%
Remove: Gain/(Loss) on Sale of Property	(3)	—		(3)	—
Include: Gain/(Loss) on Sale of Undepreciated Property	—	—		—	—
Straight-Line Rents (Prior to 2003)	—	(12)	-100.0%	—	(22)	-100.0%

Total Adjustments - Unconsolidated	962	597	61.1%	1,934	1,185	63.2%

Funds from Operations	$31,405	$30,413	3.3%	$60,998	$59,680	2.2%

FFO per Share
Basic	$0.90	$0.92	-1.4%	$1.78	$1.82	-2.0%
Diluted	$0.90	$0.91	-1.1%	$1.77	$1.80	-1.8%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activites determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activiites (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

SECOND QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended			Six Months Ended

(shares and units in 000s)	6/30/2003	6/30/2002		6/30/2003	6/30/2002

Basic
Shares	24,312	22,040	10.3%	23,777	21,713	9.5%
Operating Partnership Units (OP Units)	10,420	11,129	-6.4%	10,497	11,136	-5.7%

Total Shares & OP Units	34,732	33,169	4.7%	34,274	32,849	4.3%
Dilutive Common Share Equivalents	250	319	-21.6%	204	265	-23.0%
Diluted
Shares	24,562	22,359	9.9%	23,981	21,978	9.1%
Total Shares & OP Units	34,982	33,488	4.5%	34,478	33,114	4.1%

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2003

SECOND QUARTER SEGMENT DATA & RECONCILIATION

	Three Months Ended			Six Months Ended

	6/30/2003	6/30/2002		6/30/2003	6/30/2002

Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	13,684	14,361	-4.7%	27,246		29,129	-6.5%
Office	9,076	9,667	-6.1%	18,278		19,452	-6.0%
Retail	24,562	25,696	-4.4%	50,500		51,063	-1.1%

Total Same-Property	47,323	49,724	-4.8%	96,024		99,643	-3.6%
Less: Unconsolidated Assets	(1,114)	(1,072)		(2,219)		(2,263)

Same-Property NOI, Consolidated	46,209	48,652		93,805	97,380

Divisional Non Same-Property NOI
Multifamily	1,477	2,894		3,241		6,801
Office	9,078	2,262		15,760		2,984
Retail	1,010	713		2,286		1,414

Total Non-Same Property	11,565	5,869		21,286		11,199
Less: Unconsolidated Assets	(1,097)	(525)		(2,261)		(1,161)

Non Same-Property NOI, Consolidated	10,468	5,344		19,025		10,038

Divisional Total NOI
Multifamily	15,162	17,255	-12.1%	30,487		35,930	-15.1%
Office	18,154	11,929	52.2%	34,037		22,436	51.7%
Retail	25,572	26,409	-3.2%	52,786		52,477	0.6%

Total Divisional NOI	58,888	55,592	5.9%	117,310		110,842	5.8%
Less: NOI, Unconsolidated	(2,211)	(1,597)		(4,480)		(3,424)
2002 Discontinued Operations	—	(385)		—		(670)
2003 Discontinued Operations	—	(588)		(440)		(1,207)
Unallocated Corporate Rev	1,588	1,867		2,571		3,521
Other Expense	(36)	(29)		(78)		(47)
General & Administrative Expenses	(5,262)	(4,472)		(10,065)		(8,277)
Depreciation	(20,112)	(17,245)		(39,606)		(34,677)
Amortization	(1,958)	(2,025)		(3,940)		(4,103)

Income from Operations, restated for additional discontinued operations	30,897	31,118		61,272		61,958
Total Other Income (Expense)	(14,814)	7,170		(31,332)		1,520

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, as restated for additional discontinued operations	16,083	38,288		29,940		63,478

Add: 2003 Discontinued Operations NOI	—	588		—		1,207
2003 Discontinued Operations Deprec/Amortization	—	(220)		—		(440)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, per corresponding 10-K or 10-Q	16,083	38,657		29,940		64,245

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.